PROSPECTUS & APPLICATION

         INVESTMENT STRATEGY:      Templeton
               GLOBAL GROWTH       Growth
                                   Fund, Inc.
                                   ---------------------------------------------
                                   JANUARY 1, 1998

                                   FRANKLIN TEMPLETON LOGO

--------------------------------------------------------------------------------

This prospectus describes Class I and Class II shares of Templeton Growth Fund, Inc. (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Class I and Class II shares, dated January 1, 1998, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY,
ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES
OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   TEMPLETON
   GROWTH  FUND,  INC.
--------------------------------------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

                          TABLE OF CONTENTS
                          ABOUT THE FUND
                          Expense Summary ..........................2
                          Financial Highlights .....................4
                          How Does the Fund Invest Its Assets? .....6
                          What Are the Risks of Investing in the
                          Fund? ...................................10
                          Who Manages the Fund? ...................12
                          How Does the Fund Measure
                          Performance? ............................15
                          How Taxation Affects the Fund and Its
                          Shareholders ............................15
                          How Is the Fund Organized? ..............21

TEMPLETON                 ABOUT YOUR ACCOUNT
GROWTH                    How Do I Buy Shares? ....................22
FUND, INC.
-----------------------   May I Exchange Shares for Shares of
January 1, 1998           Another Fund? .....29
When reading this         How Do I Sell Shares? ...................33
  prospectus, you
will see certain terms    What Distributions Might I Receive From
beginning with capital    the Fund? .....37
letters. This means the   Transaction Procedures and Special
term is explained in      Requirements ...........................38
our glossary section.     Services to Help You Manage Your
                          Account ................................43
100 Fountain Parkway      What If I Have Questions About My
P.O. Box 33030            Account? ...............................45
St. Petersburg, FL        GLOSSARY
33733-8030                Useful Terms and
1-800/DIAL BEN            Definitions ............................47

                                           Templeton Growth Fund, Inc. globe  1

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended August 31, 1997. The Fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES(+)

                                                CLASS I     CLASS II
                                                -------     --------
   Maximum Sales Charge
     (as a percentage of Offering Price)           5.75%       1.99%
     Paid at time of purchase                      5.75%(++)    1.00%(+++)
     Paid at redemption(++++)                       None       0.99%
   Exchange Fee (per transaction)                 $5.00*      $5.00*

B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


   Management Fees                                 0.61%       0.61%
   Rule 12b-1 Fees                                 0.24%**     1.00%**
   Other Expenses                                  0.23%       0.23%
                                                -------     --------
   Total Fund Operating Expenses                   1.08%       1.84%


C. EXAMPLE
   Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
   ------------------------------------------------------------------

   Class I        $ 68***        $90            $114          $182
   Class II       $ 38           $67            $109          $224

   For the same Class II investment, you would pay projected expenses of $29 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

(+)If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

 2 globe Templeton Growth Fund, Inc.

(++)There is no front-end sales charge if you invest $1 million or more in Class I shares.

(+++)Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."

(++++)A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**These fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

***Assumes a Contingent Deferred Sales Charge will not apply.

                                            Templeton Growth Fund, Inc. globe  3

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

CLASS I SHARES


           Year Ended August 31                1997              1996             1995
---------------------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the
  year)
Net Asset Value, beginning of year          $     18.75       $    18.96       $    18.95
                                                                              -----------
Income from investment operations:
  Net investment income                             .54              .50              .39
  Net realized and unrealized gains
    (losses)                                       4.48             1.34             1.20
                                                                              -----------
Total from investment operations                   5.02             1.84             1.59
                                                                              -----------
Less distributions:
  Dividends from net investment income             (.49)            (.44)            (.29)
  Distributions from net realized gains            (.81)           (1.61)           (1.29)
                                                                              -----------
Total distributions                               (1.30)           (2.05)           (1.58)
                                                                              -----------
Net Asset Value, end of year                $     22.47       $    18.75       $    18.96
                                                                              ===========
Total return(1)                                   28.28%           10.85%            9.51%
Ratios/Supplemental Data:
Net assets, end of year (000)               $12,129,283       $8,450,737       $6,964,298
Ratios to average net assets:
  Expenses                                         1.08%            1.09%            1.12%
  Net investment income                            2.81%            2.87%            2.40%
Portfolio turnover rate                           41.81%           19.63%           35.21%
Average commission rate paid(2)             $       .0007     $      .0146             --


(1)Total return does not reflect sales commissions.

(2)Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.

 4 globe Templeton Growth Fund, Inc.

   1994           1993           1992           1991           1990           1989           1988
-------------------------------------------------------------------------------------------------------
$    17.47     $    15.81     $    16.14     $    15.23     $    16.62     $    13.65     $    17.13
       .29            .32            .41            .45            .57            .58            .45
      2.58           2.97            .92           1.68           (.87)          3.12          (2.41)
      2.87           3.29           1.33           2.13           (.30)          3.70          (1.96)
      (.27)          (.36)          (.44)          (.54)          (.62)          (.48)          (.44)
     (1.12)         (1.27)         (1.22)          (.68)          (.47)          (.25)         (1.08)
     (1.39)         (1.63)         (1.66)         (1.22)         (1.09)          (.73)         (1.52)
$    18.95     $    17.47     $    15.81     $    16.14     $    15.23     $    16.62     $    13.65
     17.47%         23.57%          9.22%         15.95%         (2.01)%        28.38%         (9.86)%
$5,611,560     $4,033,911     $3,268,644     $2,895,684     $2,466,684     $2,355,306     $1,572,112
      1.10%          1.03%           .88%           .75%           .67%           .66%           .69%
      1.76%          2.10%          2.62%          3.09%          3.70%          4.20%          3.50%
     27.35%         28.89%         29.46%         30.28%         18.47%         11.55%         11.44%
        --             --             --             --             --             --             --

                                            Templeton Growth Fund, Inc. globe  5

CLASS II SHARES


             Year Ended August 31                  1997           1996         1995(1)
---------------------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net Asset Value, beginning of period             $  18.57       $  18.90       $ 17.48
Income from investment operations:
  Net investment income                               .42            .49           .04
                                                                              --------
  Net realized and unrealized gains                  4.39           1.19          1.38
                                                                              --------
Total from investment operations                     4.81           1.68          1.42
                                                                              --------
Less distributions:
  Dividends from net investment income               (.39)          (.40)           --
  Distributions from net realized gains              (.81)         (1.61)           --
                                                                              --------
Total distributions                                 (1.20)         (2.01)           --
                                                                              --------
Net Asset Value, end of period                   $  22.18       $  18.57       $ 18.90
                                                                              ========
Total return(2)                                     27.30%          9.99%         8.12%
Ratios/Supplemental Data:
Net assets, end of period (000)                  $755,184       $280,087       $42,548
Ratios to average net assets:
  Expenses                                           1.84%          1.87%         1.86%(3)
  Net investment income                              2.14%          2.25%         1.61%(3)
Portfolio turnover rate                             41.81%         19.63%        35.21%
Average commission rate paid(4)                  $    .0007     $    .0146          --

(1)For the period from May 1, 1995 (commencement of sales) through August 31, 1995.

(2)Total return does not reflect sales commissions or the Contingent Deferred Sales Charge and is not annualized.


(3)Annualized.

(4)Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.

HOW DOES THE FUND INVEST ITS ASSETS?


WHAT IS THE FUND'S GOAL?


The investment goal of the Fund is long-term capital growth. This goal is fundamental which means that it may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DOES THE FUND PURCHASE?

The Fund tries to achieve its investment goal by a flexible policy of investing in the equity and debt securities of companies and governments of any nation.

 6 globe Templeton Growth Fund, Inc.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The Fund's primary investments are in common stock.

In selecting these equity securities, Global Advisors does a company-by-company analysis, rather than focusing on a specific industry or economic sector. Global Advisors concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments which are described more fully in the SAI.

The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities which are rated Caa by Moody's or CCC by S&P or better; or unrated debt which it determines to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Please see the SAI for more details on the risks associated with lower-rated securities.

DEPOSITARY RECEIPTS. The Fund may also invest in American, European and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

GENERAL. The Fund may invest without percentage limitation in domestic or foreign securities. The Fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. The Fund may invest any amount of its assets in U.S. government securities. The Fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The Fund may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or

                                            Templeton Growth Fund, Inc. globe  7
foreign securities exchange, including up to 10% of its total assets in securities with a limited trading market.

Please see the SAI for more details on the types of securities in which the Fund invests.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Global Advisors believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the Fund's portfolio in a temporary defensive manner. Under such circumstances, the Fund may invest up to 100% of its assets in: (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and (4) repurchase agreements with banks and broker-dealers.


REPURCHASE AGREEMENTS. The Fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the Fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.

OPTIONS ON SECURITIES INDICES. The Fund may buy and sell options on securities indices to earn additional income and/or to help protect its portfolio against market and/or exchange rate movements, although it presently has no intention of doing so. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's

 8 globe Templeton Growth Fund, Inc.

exercise price. The Fund may only buy options if the total premiums it paid for such options is 5% or less of its total assets.


STOCK INDEX FUTURES CONTRACTS. Changes in interest rates, securities prices or foreign currency valuations may affect the value of the Fund's investments. To reduce its exposure to these factors, the Fund may buy and sell stock index futures contracts. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Although, the Fund may invest up to 20% of its total assets in stock index futures contracts, it presently has no intentio of entering into these transactions.

SECURITIES LENDING. To generate additional income, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 33 1/3% of the value of the Fund's total assets measured at the time of the most recent loan. For each loan the Fund must receive in return collateral with a value at least equal to 100% of the current market value of the loaned securities.


SHORT-TERM TRADING AND PORTFOLIO TURNOVER. The Fund invests for long-term capital growth and does not intend to emphasize short-term trading profits. It is anticipated, therefore, that the Fund's annual portfolio turnover rate generally will be below 50%; although this rate may be higher or lower, in relation to market conditions. A portfolio turnover rate of less than 50% means that in a one year period, less than one-half of the Fund's portfolio is changed.


OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that govern its activities. Some of these restrictions may only be changed with shareholder approval and some may be changed by the Board alone. For a list of these restrictions and more information about the Fund's investment policies, including those described above, and their associated risks, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

The policies and restrictions discussed in this prospectus and in the SAI are applied at the time the Fund makes an investment. The Fund

                                            Templeton Growth Fund, Inc. globe  9
is generally not required to sell a security because of a change in circumstances.


WHAT ARE THE RISKS OF INVESTING IN THE FUND?

GENERAL RISK. There is no assurance that the Fund's investment goal will be met. The Fund will seek to spread investment risk by diversifying its investments but the possibility of losses remains. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.


FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.


The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising

 10 globe Templeton Growth Fund, Inc.

shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.


Some of the countries in which the Fund may invest such as Russia and certain Asian and Eastern European countries are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.


Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody. The Fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. For more information on the risks associated with emerging markets securities, please see the SAI.

On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.



MARKET,  CURRENCY,  AND  INTEREST  RATE RISK.  General  market  movements in any country where the Fund has investments are likely to affect the value of the securities which the Fund owns in that country and the Fund's share price may also be affected. The Fund's investments may be denominated in foreign currencies so that changes in foreign currency exchange rates will also affect the value of what the Fund owns, and thus the price of its shares. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, individual and worldwide stock markets, interest rates and currency valuations have both increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


                                           Templeton Growth Fund, Inc. globe  11

CREDIT AND ISSUER RISK. The Fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default. The Fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves significant additional risks, such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.


DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Options on securities indices and stock index futures contracts are considered derivative investments. To the extent the Fund enters into these transactions, their success will depend upon Global Advisors' ability to predict pertinent market movements.


WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


Investment Manager. Global Advisors manages the Fund's assets and makes its investment decisions. Global Advisors also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Global Advisors and its affiliates manage over $223 billion in assets. The Templeton organization has been investing globally since 1940. Global Advisors and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services"

 12 globe Templeton Growth Fund, Inc.

and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Portfolio Management. The Fund's lead portfolio manager since 1987 is Mark G. Holowesko. Mr. Holowesko is president of Global Advisors. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member of the International Society of Financial Analysts. Prior to joining the Templeton organization in 1985, Mr. Holowesko worked with RoyWest Trust Corporation (Bahamas) Limited as an investment analyst. His duties at RoyWest included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research and portfolio management activities worldwide for the Templeton Global Equity Group and managing several mutual funds.

Richard Sean Farrington and Jeffrey A. Everett have secondary portfolio management responsibilities for the Fund. Mr. Farrington is a vice president of Global Advisors. He holds a BA in economics from Harvard University. Mr. Farrington is a Chartered Financial Analyst. He has served as the president of the Bahamas Society of Financial Analysts and is currently on the board of the International Society of Financial Analysts. He joined the Templeton organization in 1991 and is a research analyst and portfolio manager. Mr. Farrington's research responsibilities include global coverage of the electrical equipment industry, as well as international electric utilities. He is also responsible for country coverage of Hong Kong, China and Taiwan. Mr. Everett is an executive vice president of Global Advisors. He holds a BS in finance from Pennsylvania State University and is also a Chartered Financial Analyst. Prior to joining the Templeton organization in 1989, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. He also coordinated research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation. Mr. Everett is responsible for managing several offshore accounts at Templeton, as well as several Templeton funds. His global research responsibilities encompass industry coverage for real estate and country coverage of Australia and Italy.

Management Fees. During the fiscal year ended August 31, 1997, management fees totaling 0.61% of the average daily net assets of the Fund were paid to

                                           Templeton Growth Fund, Inc. globe  13

Global Advisors. Total expenses, including fees paid to Global Advisors, were 1.08% of the average daily net assets of the Fund for Class I and 1.84% for Class II.


Portfolio Transactions. Global Advisors tries to obtain the best execution on all transactions. If Global Advisors believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.


Administrative Services. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Fund. During the fiscal year ended August 31, 1997, administration fees totaled 0.08% of the average daily net assets of the Fund. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.


The Rule 12b-1 Plans

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of August 31, 1997, there were no unreimbursed expenses under the Class I plan. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All

 14 globe Templeton Growth Fund, Inc.

distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. A commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS


ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.


                                           Templeton Growth Fund, Inc. globe  15

Taxation of the Fund's               HOW DOES THE FUND EARN INCOME
  Investments. The Fund invests      AND GAINS?
your money in the stocks, bonds      The Fund earns dividends and
and other securities that are        interest (the Fund's "income")
described in the section "How Does   on its investments. When the
the Fund Invest Its Assets?"         Fund sells a security for a
Special tax rules may apply in       price that is higher than it
determining the income and gains     paid, it has a gain. When the
the Fund earns on its investments.   Fund sells a security for a
These rules may, in turn, affect     price that is lower than it
the amount of distributions that     paid, it has a loss. If the
the Fund pays to you. These          Fund has held the security for
special tax rules are discussed in   more than one year, the gain
the SAI.                             or loss will be a long-term
Taxation of the Fund. As a           capital gain or loss. If the
regulated investment company, the    Fund has held the security for
Fund generally pays no federal       one year or less, the gain or
income tax on the income and gains   loss will be a short-term
that it distributes to you.          capital gain or loss. The
                                     Fund's gains and losses are
                                     netted together, and, if the
                                     Fund has a net gain (the
                                     Fund's "gains"), that gain
                                     will generally be distributed
                                     to you.

Foreign Taxes. Foreign governments may impose taxes on the income and gains from the Fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you. The Fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the Fund to pay income taxes and interest charges. If possible, the Fund will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

 16 globe Templeton Growth Fund, Inc.

TAXATION OF SHAREHOLDERS

Distributions. Distributions from    WHAT IS A DISTRIBUTION?
the Fund, whether you receive        As a shareholder, you will
them in cash or in additional        receive your share of the
shares, are generally subject to     Fund's income and gains on its
income tax. The Fund will send you   investments in stocks, bonds
a statement in January of the        and other securities. The
current year showing the ordinary    Fund's income and short-term
dividends, capital gain              capital gains are paid to you
distributions and non-taxable        as ordinary dividends. The
distributions you received from      Fund's long-term capital gains
the Fund in the prior year. The      are paid to you as capital
amounts on this statement will       gain distributions. If the
include distributions declared in    Fund pays you an amount in
December of the prior year, and      excess of its income and
paid to you in January of the        gains, this excess will
current year. These distributions    generally be treated as a
are taxable as if you had received   non-taxable distribution.
them on December 31 the prior        These amounts, taken together,
year. The IRS requires you to        are what we call the Fund's
report these amounts on your         distributions to you.
income tax return for the prior
year.


The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain, or 25% rate gain, if applicable. The remainder of the capital gain distribution, after subtracting out these amounts, represents 20% rate gain.

Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

Dividends-Received Deduction. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends received from the Fund.

                                           Templeton Growth Fund, Inc. globe  17

Redemptions and Exchanges. If you    WHAT IS A REDEMPTION?
redeem your shares or if you         A redemption is a sale by you
exchange your shares in the Fund     to the Fund of some or all of
for shares in another Franklin       your shares in the Fund. The
Templeton Fund, you will generally   price per share you receive
have a gain or loss that the IRS     when you redeem Fund shares
requires you to report on your       may be more or less than the
income tax return. If you exchange   price at which you purchased
Fund shares held for 90 days or      those shares. An exchange of
less and pay no sales charge, or a   shares in the Fund for shares
reduced sales charge for the new     of another Franklin Templeton
shares, all or a portion of the      Fund is treated as a
sales charge you paid on the         redemption of Fund shares and
purchase of the shares you           then a purchase of shares of
exchanged is not included in their   the other Fund. When you
cost for purposes of computing       redeem or exchange your
gain or loss on the exchange. If     shares, you will generally
you hold your shares for six         have a gain or loss, depending
months or less, any loss you have    upon whether the basis in your
will be treated as a long-term       shares is more or less than
capital loss to the extent of any    your cost or other basis in
capital gain distributions           the shares. Call Fund
received by you from the Fund. All   Information at 1-800-342-5236
or a portion of any loss on the      for a free Shareholder Tax
redemption or exchange of            Information Handbook if you
your shares will be disallowed       need more information in
by the IRS if you purchase           calculating the gain or loss
other shares in the Fund within      on the redemption or exchange
30 days before or after your         of your shares.
redemption or exchange.






Foreign Taxes. If more than 50% of   WHAT IS A FOREIGN TAX CREDIT?
the value of the Fund's assets       A foreign tax credit is a tax
consists of foreign securities, the  credit for the amount of taxes
Fund may elect to pass-through to    imposed by a foreign country
you the amount of foreign taxes it   on earnings of the Fund. When
paid. If the Fund makes this         a foreign company in which the
election, your year-end statement    Fund invests pays a dividend
will show more taxable income than   to the Fund, the dividend will
was actually distributed to you.     generally be subject to a
However, you will be entitled to     withholding tax. The taxes
either deduct your share of such     withheld in foreign countries
taxes in computing your taxable      create credits that you may
                                     use to offset your U.S.
                                     federal income tax.

 18 globe Templeton Growth Fund, Inc.

income or claim a foreign tax credit for such taxes against your U.S. federal income tax. Your year-end statement, showing the amount of deduction or credit available to you, will be distributed to you in January along with other shareholder information records including your Fund Form 1099-DIV.

The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. THIS SIMPLIFIED PROCEDURE APPLIES ONLY FOR CALENDAR YEARS 1998 AND BEYOND, AND IS NOT AVAILABLE IN 1997.

Non-U.S. Investors. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

State Taxes. Ordinary dividends and capital gain distributions that you receive from the Fund as well as gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

                                           Templeton Growth Fund, Inc. globe  19

Backup Withholding. When you open    WHAT IS A BACKUP WITHHOLDING?
an account, IRS regulations          Backup withholding occurs when
require that you provide your        the Fund is required to
taxpayer identification number       withhold and pay over to the
("TIN"), certify that it is          IRS 31% of your distributions
correct, and certify that you are    and redemption proceeds. You
not subject to backup withholding    can avoid backup withholding
under IRS rules. If you fail to      by providing the Fund with
provide a correct TIN or the         your TIN, and by completing
proper tax certifications, the       the tax certifications on your
Fund is required to withhold 31%     account application that you
of all the distributions             were asked to sign when you
(including ordinary dividends and    opened your account. However,
capital gain distributions) and      if the IRS instructs the Fund
redemption proceeds paid to you.     to begin backup withholding,
The Fund is also required to begin   it is required to do so even
backup withholding on your account   if you provided the Fund with
if the IRS instructs the Fund to     your TIN and these tax
do so. The Fund reserves the right   certifications, and backup
not to open your account or,         withholding will remain in
alternatively, to redeem             place until the Fund is
                                     instructed by the IRS that it
                                     is no longer required.

your shares at the current net asset value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the Fund to begin backup withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT OF DISTRIBUTIONS OF ORDINARY DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID, AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE SHAREHOLDER TAX INFORMATION HANDBOOK, AVAILABLE FROM FUND INFORMATION AT 1-800-342-5236.


 20 globe Templeton Growth Fund, Inc.

HOW IS THE FUND ORGANIZED?

The Fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on November 10, 1986 from its predecessor entity which commenced operations on November 29, 1954, and is registered with the SEC. As of January 1, 1997, the Fund began offering a new class of shares designated Templeton Growth Fund, Inc. - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Templeton Growth Fund, Inc. - Class I and Templeton Growth Fund, Inc. - Class II. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.


                                           Templeton Growth Fund, Inc. globe  21

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                            MINIMUM
                          INVESTMENTS*
--------------------------------------
To Open Your Account....      $100
To Add to Your
  Account...............      $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

                                    CLASS I

- Higher front-end sales charges than Class II shares. There are several ways to reduce these charges, as described below. There is no front-end sales charge for purchases of $1 million or more.*

- Contingent Deferred Sales Charge on purchases of $1 million or more sold within one year

- Lower annual expenses than Class II shares

                                    CLASS II

- Lower front-end sales charges than Class I shares

- Contingent Deferred Sales Charge on purchases sold within 18 months

- Higher annual expenses than Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

 22 globe Templeton Growth Fund, Inc.

Purchase Price of Fund Shares

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                     TOTAL SALES CHARGE
                                     AS A PERCENTAGE OF      AMOUNT PAID
                                    --------------------    TO DEALER AS A
        AMOUNT OF PURCHASE          OFFERING   NET AMOUNT   PERCENTAGE OF
        AT OFFERING PRICE            PRICE      INVESTED    OFFERING PRICE
--------------------------------------------------------------------------
CLASS I
Under $50,000.....................    5.75%       6.10%          5.00%
$50,000 but less than $100,000....    4.50%       4.71%          3.75%
$100,000 but less than $250,000...    3.50%       3.63%          2.80%
$250,000 but less than $500,000...    2.50%       2.56%          2.00%
$500,000 but less than
  $1,000,000......................    2.00%       2.04%          1.60%
$1,000,000 or more*...............     None        None           None
CLASS II
Under $1,000,000*.................    1.00%       1.01%          1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell
Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

Sales Charge Reductions and Waivers

  IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

                                           Templeton Growth Fund, Inc. globe  23

Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

- You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

- You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

- Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

- Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

- Was formed at least six months ago,

- Has a purpose other than buying Fund shares at a discount,

- Has more than 10 members,

- Can arrange for meetings between our representatives and group members,

 24 globe Templeton Growth Fund, Inc.

- Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

- Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

- Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.


 2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.


    If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be

                                           Templeton Growth Fund, Inc. globe  25
reinvested within 365 days from the date the CD matures, including any rollover.

 3. Dividend or capital gain distributions from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

 4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

 5. Distributions from an existing retirement plan invested in the Franklin Templeton Funds.

 6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company,

 26 globe Templeton Growth Fund, Inc.

    with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

 4. Registered Securities Dealers and their affiliates, for their investment accounts only

 5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

 7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 8. Accounts managed by the Franklin Templeton Group

 9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10. Group annuity separate accounts offered to retirement plans

11. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

12. German insurance companies that publicly offer variable annuities or unit linked life policies in Germany and that have entered into an agreement with Templeton Global Strategic Services (Deutschland) GmbH

Retirement Plans. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under

                                           Templeton Growth Fund, Inc. globe  27

"Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy Class I shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

 28 globe Templeton Growth Fund, Inc.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

For Investors Outside the U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

                                           Templeton Growth Fund, Inc. globe  29

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

        METHOD                       STEPS TO FOLLOW
-------------------------------------------------------------------
BY MAIL               1. Send us signed written instructions
                      2. Include any outstanding share certificates
                      for the shares you want to exchange
-------------------------------------------------------------------

BY PHONE              Call Shareholder Services or TeleFACTS(R)
                      ] If you do not want the ability to exchange
                      by phone to apply to your account, please let
                        us know.
-------------------------------------------------------------------
THROUGH YOUR DEALER   Call your investment representative
-------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time

 30 globe Templeton Growth Fund, Inc.

of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

Contingent Deferred Sales Charge - Class I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

Contingent Deferred Sales Charge - Class II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

- You may only exchange shares within the SAME CLASS, except as noted below.

- The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

- Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

- The fund you are exchanging into must be eligible for sale in your state.

- We may modify or discontinue our exchange policy if we give you 60 days' written notice.

- Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or
  (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control

                                           Templeton Growth Fund, Inc. globe  31
  are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

Limited Exchanges Between Different Classes of Shares

The Fund offers a class of shares designated "Advisor Class," which is described in a separate prospectus. If you do not qualify to buy Advisor Class shares of the Fund, but you own Advisor Class shares of another Franklin Templeton Fund, you may exchange those Advisor Class shares for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.

 32 globe Templeton Growth Fund, Inc.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

        METHOD                       STEPS TO FOLLOW
-------------------------------------------------------------------
BY MAIL               1. Send us signed written instructions. If
                      you would like your redemption proceeds wired
                         to a bank account, your instructions
                         should include:
                      - The name, address and telephone number of
                        the bank where you want the proceeds sent
                      - Your bank account number
                      - The Federal Reserve ABA routing number
                      - If you are using a savings and loan or
                      credit union, the name of the corresponding
                        bank and the account number
                      2. Include any outstanding share certificates
                      for the shares you are selling
                      3. Provide a signature guarantee if required
                      4. Corporate, partnership and trust accounts
                      may need to send additional documents.
                         Accounts under court jurisdiction may have
                         other requirements.
-------------------------------------------------------------------

                                           Templeton Growth Fund, Inc. globe  33

        METHOD                       STEPS TO FOLLOW
-------------------------------------------------------------------
BY PHONE              Call Shareholder Services. If you would like
                      your redemption proceeds wired to a bank
                      account, other than an escrow account, you
                      must first sign up for the wire feature. To
                      sign up, send us written instructions, with a
                      signature guarantee. To avoid any delay in
                      processing, the instructions should include
                      the items listed in "By Mail" above.
                      Telephone requests will be accepted:
                      - If the request is $50,000 or less.
                      Institutional accounts may exceed $50,000 by
                        completing a separate agreement. Call
                        Institutional Services to receive a copy.
                      - If there are no share certificates issued
                      for the shares you want to sell or you have
                        already returned them to the Fund
                      - Unless you are selling shares in a Trust
                      Company retirement plan account
                      - Unless the address on your account was
                      changed by phone within the last 15 days

                      ] If you do not want the ability to redeem by
                      phone to apply to your account, please let us
                        know.
-------------------------------------------------------------------
THROUGH YOUR DEALER   Call your investment representative
-------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if,

 34 globe Templeton Growth Fund, Inc.

for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

Contingent Deferred Sales Charge

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

                                           Templeton Growth Fund, Inc. globe  35

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

- Account fees

- Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
  (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

- Redemptions by the Fund when an account falls below the minimum required account size

- Redemptions following the death of the shareholder or beneficial owner

- Redemptions through a systematic withdrawal plan set up before February 1, 1995

- Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

- Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

- Tax-free returns of excess contributions from employee benefit plans

- Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

- Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

 36 globe Templeton Growth Fund, Inc.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders

                                           Templeton Growth Fund, Inc. globe  37
may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

Share Price

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

How and When Shares are Priced

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are

 38 globe Templeton Growth Fund, Inc.

valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive signed written instructions, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

- Your name,

- The Fund's name,

- The class of shares,

- A description of the request,

- For exchanges, the name of the fund you are exchanging into,

- Your account number,

- The dollar amount or number of shares, and

- A telephone number where we may reach you during the day, or in the evening if preferred.

Joint Accounts. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can

                                           Templeton Growth Fund, Inc. globe  39
only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

 40 globe Templeton Growth Fund, Inc.

Telephone Transactions

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

Account Registrations and Required Documents

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says

                                           Templeton Growth Fund, Inc. globe  41
otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

  TYPE OF ACCOUNT                 DOCUMENTS REQUIRED
------------------------------------------------------------------
CORPORATION          Corporate Resolution
------------------------------------------------------------------
PARTNERSHIP          1. The pages from the partnership agreement
                     that identify the general partners, or
                     2. A certification for a partnership
                        agreement
------------------------------------------------------------------
TRUST                1. The pages from the trust document that
                     identify the trustees, or
                     2. A certification for trust
------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Important Information If You Have an Investment Representative

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or

 42 globe Templeton Growth Fund, Inc.

representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

                                           Templeton Growth Fund, Inc. globe  43

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

- obtain information about your account;

- obtain price and performance information about any Franklin Templeton Fund;

- exchange shares between identically registered Franklin accounts; and

- request duplicate statements and deposit slips for Franklin accounts.

You will need the code number for each class to use TeleFACTS(R). The code number is 101 for Class I and 201 for Class II.

 44 globe Templeton Growth Fund, Inc.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

- Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

- Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address.

                                           Templeton Growth Fund, Inc. globe  45

Global Advisors is located in Lyford Cay, Nassau, Bahamas. You may also contact us by phone at one of the numbers listed below.

                                        HOURS OF OPERATION (EASTERN
                                                   TIME)
   DEPARTMENT NAME      TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------
Shareholder Services  1-800/632-2301   8:30 a.m. to 8:00 p.m.
Dealer Services       1-800/524-4040   8:30 a.m. to 8:00 p.m.
Fund Information      1-800/DIAL BEN   8:30 a.m. to 11:00 p.m.
                                       9:30 a.m. to 5:30 p.m.
                      (1-800/342-5236) (Saturday)
Retirement Plan
  Services            1-800/527-2020   8:30 a.m. to 8:00 p.m.
Institutional Services 1-800/321-8563  9:00 a.m. to 8:00 p.m.
TDD (hearing impaired) 1-800/851-0637  8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

 46 globe Templeton Growth Fund, Inc.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Advisor Class - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Depositary Receipts - are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

                                           Templeton Growth Fund, Inc. globe  47

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Global Advisors - Templeton Global Advisors Limited, the Fund's investment manager

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

Qualified Retirement Plans - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

Resources - Franklin Resources, Inc.

 48 globe Templeton Growth Fund, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

                                           Templeton Growth Fund, Inc. globe  49

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST E CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller
 Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton
 Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income
 Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High
 Income Currency Fund
Templeton Americas
 Government Securities Fund

GROWTH


Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.


FUND ALLOCATOR SERIES
Franklin Templeton
 Conservative Target Fund
Franklin Templeton
 Moderate Target Fund
Franklin Templeton
 Growth Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment
 Grade Income Fund
Franklin Short-Intermediate U.S.
 Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund
FOR CORPORATIONS
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.
+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

FGF09/97
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
TEMPLETON                                                     ----------------
GROWTH FUND, INC.                                             BULK RATE
P.O. Box 33031                                                 U.S. POSTAGE
St. Petersburg, FL 33733-8031                                 PAID
-----------------------------                                 SACRAMENTO, CA
                                                              PERMIT NO. 333
                                                              ----------------

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